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                                                                   EXHIBIT 10.11


                             THE WISER OIL COMPANY
                           EQUITY COMPENSATION PLAN
                          FOR NON-EMPLOYEE DIRECTORS



     SECTION 1.  ESTABLISHMENT AND PURPOSE.  The Wiser Oil Company, a Delaware
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corporation (the "Company"), hereby establishes this Equity Compensation Plan for Non-Employee Directors (the "Plan"). The purposes of the Plan are to promote the long-term success of the Company by creating a long-term mutuality of interests between the non-employee directors and stockholders of the Company, to provide an additional inducement for such directors to remain with the Company and to provide a means through which the Company may attract able persons to serve as directors of the Company.

     SECTION 2.  CERTAIN DEFINITIONS. For purposes of the Plan, the following
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terms shall have the indicated meanings:

     (a) "Annual Retainer" shall have the meaning specified in Section 5(a) hereof.

     (b) "Change in Control" shall have the meaning specified in Section 6(b) hereof.

     (c) "Committee" means a committee appointed by the Board of Directors of the Company to administer the Plan and consisting of not less than two members of the Board of Directors.

     (d) "Common Stock" means the Common Stock, par value $3.00 per share, of the Company, or any stock or other securities of the Company hereafter issued or issuable in substitution or exchange for the Common Stock.

     (e) "Fair Market Value" of the Common Stock for any date as of which Fair Market Value is to be determined shall be the mean between the highest and lowest sales prices per share of the Common Stock on the New York Stock Exchange (or, if the Comomn Stock is not then listed or admitted to trading on the New York Stock Exchange, the principal national stock market on which the Common Stock is then listed or admitted to trading) for such date as quoted in the Wall Street Journal (or in such other reliable publication as the Committee, in its discretion, may determine to rely upon). If there are no such sale price quotations for the date as of which Fair Market Value is to be determined but there are such sale price quotations within a reasonable period both before and after such date, then Fair Market Value shall be determined by taking a weighted average of the means between the highest and lowest sales prices per share of the Common Stock as so quoted on the nearest date before and the nearest date after the date as of which Fair Market Value is to be determined. The average shall be weighted inversely by the respective numbers of trading days between the trading dates and the date as of which Fair Market Value is to be determined. If there are no such sale price quotations on or within a reasonable period both before and after the date as of which Fair
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Market Value is to be determined, then Fair Market Value of the Common Stock shall be the mean between the bona fide bid and asked prices per share of Common Stock as so quoted for such date, or if none, the weighted average of the means between such bona fide bid and asked prices on the nearest trading date before and the nearest trading date after the date as of which Fair Market Value is to be determined, if both such dates are within a reasonable period. The average is to be determined in the manner described above in this Section 2(d). If the Fair Market Value of the Common Stock cannot be determined on the basis set forth in this Section 2(d), the Committee shall in good faith determine the Fair Market Value of the Common Stock using such method as it deems appropriate.

     (f) "Non-Employee Director" means an individual duly elected or chosen as a director of the Company who is not also an officer or employee of the Company or any of its subsidiaries.

     (g) "Payment Date" shall have the meaning specified in Section 5(a) hereof.

     (h)  "Phantom Share" means a right, issued pursuant to an election under
Section 5(b) hereof and subject to the provisions of this Plan, to receive from the Company a share of Common Stock pursuant to and at the time specified in
Section 6(a) hereof.

     (i) "Plan Year" means each 12-month period commencing on May 1 and ending on and including the next following April 30, commencing on May 1, 1996.


     SECTION 3.  PLAN ADMINISTRATION.  The Committee shall be responsible for
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the administration of the Plan. The Committee shall keep records of action taken at its meetings. A majority of the Committee shall constitute a quorum at any meeting, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be the acts of the Committee.

          The Committee shall interpret the Plan and prescribe such rules, regulations and procedures in connection with the operation of the Plan as it shall deem necessary and advisable for the administration of the Plan consistent with the purposes of the Plan. All questions of interpretation and application of the Plan, or as to Phantom Shares issued under the Plan, shall be subject to the determination of the Committee, which shall be final and binding.

          Notwithstanding the above, the Committee's authority to administer the Plan shall be limited by the express provisions hereof, including without limitation provisions specifying the persons eligible to receive Annual Retainers and to participate in the Plan and the percentages of Annual Retainers that may be used to obtain Phantom Shares, and the Committee shall not take any action inconsistent with the express provisions hereof.

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      SECTION 4. STOCK SUBJECT TO THE PLAN.
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      (a) Number of Shares.  An aggregate of twenty-five thousand (25,000)
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shares of Common Stock are authorized for issuance in exchange for Phantom
Shares in accordance with the provisions of the Plan. Shares of Common Stock that are issued under the Plan shall reduce the maximum number of shares of Common Stock remaining available for use under the Plan. Any shares of Common Stock issuable to a Non-Employee Director under the Plan that for any reason are not issued to the Non-Employee Director shall automatically become available for use under the Plan. The Company shall at all times during the term of the Plan retain as authorized and unissued Common Stock at least the number of shares from time to time required under the provisions of the Plan or otherwise assure itself of its ability to perform its obligations hereunder. Shares of Common Stock issued pursuant to the Plan may be shares of original issuance or treasury shares or a combination of the foregoing, as the Board of Directors, in its discretion, shall from time to time determine.

     (b) Adjustments Upon Changes in Common Stock. In the event the Company
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shall effect a split of the Common Stock or a dividend payable in Common Stock, or in the event the outstanding Common Stock shall be combined into a smaller number of shares, (i) the maximum number of shares of Common Stock that may be issued under the Plan shall be increased or decreased proportionately and (ii) the Board of Directors shall make appropriate adjustments in the outstanding Phantom Shares that have been issued under the Plan. In the event of a reclassification of the Common Stock not covered by the foregoing, or in the event of a liquidation or reorganization (including a merger, consolidation or sale of assets) of the Company, the Board of Directors shall make such adjustments, if any, as it may deem appropriate in the outstanding Phantom Shares and the number and kind of shares that are authorized for issuance or are issuable pursuant to the Plan.

     SECTION 5.  ISSUANCE OF PHANTOM SHARES.
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     (a) Retainer.  The amount of the retainer to be paid to each Non-Employee
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Director for each Plan Year (the "Annual Retainer") shall be determined by the
Board of Directors from time to time, and shall be paid on January 15 of each Plan Year or such other date as the Board of Directors may specify (the "Payment Date"); provided, however, that the Payment Date shall be at least six months after the last date on which Non-Employee Directors may make the election required by Section 5(b) for such Plan Year and (if other than January 15) shall be specified by the Board prior to such last election date. Each Non-Employee Director may elect, in accordance with Section 5(b), to receive his or her Annual Retainer (i) all in cash, (ii) all in Phantom Shares, or (iii) 50% in cash and 50% in Phantom Shares. The cash portion, if any, of a Non-Employee Director's Annual Retainer for each Plan Year shall be payable in a single lump

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sum on the applicable Payment Date.  The Phantom Shares, if any, that a Non-
Employee Director elects to receive for each Plan Year will be credited as of the applicable Payment Date to an account established and maintained on the books of the Company to record the Non-Employee Director's interest under this Plan. The Non-Employee Director must be serving as a Non-Employee Director on the applicable Payment Date in order to earn the Annual Retainer for such Plan Year.

     (b) Elections.  A Non-Employee Director must make the election contemplated
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by Section 5(a) in writing to the Committee prior to the first day of the Plan
Year for which the election is made. Notwithstanding the foregoing, a newly elected Non-Employee Director may make such an election within 10 days after the commencement of such Non-Employee Director's initial term of office as a director with respect to the Annual Retainer earned by him or her in the Plan Year of initial election. In no event, however, shall any Non-Employee Director be permitted to make such election less than six months before the next scheduled Payment Date. Unless otherwise determined by the Committee, a separate election must be made for each Plan Year. An election made pursuant to this
Section 5(b) for a Plan Year shall be irrevocable from and after the first day of such Plan Year (or from and after the date the election is made in accordance with this Section, if later). Such elections shall be on forms prescribed for this purpose by the Committee. If a Non-Employee Director fails to make a required election for any Plan Year (including a failure occurring because a Non-Employee Director's initial term of office as a director begins less than six months before a scheduled Payment Date), he or she will be deemed to have elected to receive the Annual Retainer for such Plan Year all in cash, and such deemed election will be irrevocable from and after the date by which the election was required to have been made.

     (c) Phantom Share Accounts.  Phantom Shares issued under this Plan shall be
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credited to an account maintained by the Company in the name of the recipient, which account shall reflect the number of Phantom Shares held, the date of issuance and such other information as the Committee deems necessary. Statements of account shall be provided to holders of Phantom Shares at such times as the Committee deems appropriate. Each holder shall have access to the information in his or her account upon request. Other than such reports, no stock certificates or other instruments shall be issued to evidence Phantom Shares.

     (d) Number Of Phantom Shares.  On the Payment Date for the Annual Retainer
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for each Plan Year, the account maintained under this Plan for each Non-Employee
Director who has elected to receive all or a portion of the Annual Retainer in Phantom Shares shall be credited with a number of Phantom Shares equal to (i) the dollar amount of the portion of the Annual Retainer payable in Phantom
Shares pursuant to such election divided by (ii) the Fair Market Value of the Common Stock on such Payment Date, rounded downward to the nearest whole share. No fractional Phantom Shares shall be issued, and the value of any fractional shares that otherwise would be issuable shall be paid in cash on the applicable Payment Date.

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     (e)  Rights of Holders. Each Phantom Share shall entitle the holder thereof
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to receive (i) at the time specified in Section 6(a), one share of Common Stock, and (ii) payments in cash or other property equivalent to, and payable concurrently with, all dividends declared by the Board of Directors and payable in cash or other property to a holder of one outstanding share of Common Stock. Such rights shall vest immediately upon issuance of the Phantom Shares. Holders of Phantom Shares shall not have any voting or other rights as shareholders of the Company with respect to such Phantom Shares. Phantom Shares shall not be convertible into shares of Common Stock except in accordance with Section 6(a), and holders of Phantom Shares shall have no right to elect to receive cash or other property in lieu of such shares.

     (f)  Nontransferability.  Phantom Shares may not be sold, assigned,
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transferred, pledged or otherwise encumbered by the holders thereof.

     SECTION 6. ISSUANCE OF COMMON STOCK.
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     (a) Time of Issuance.  Each Phantom Share shall automatically be
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converted into one share of Common Stock, and such share of Common Stock shall be issued and delivered, in certificated form, to the holder thereof upon the earlier to occur of (i) the termination of such holder's service as a director of the Company for any reason (including without limitation death, resignation, retirement, failure to stand or to be nominated for reelection, or removal) or
(ii) a Change in Control. Upon issuance of such shares of Common Stock, the Phantom Shares in respect of which such shares are issued shall be cancelled and the Non-Employee Director's account under this Plan shall be closed. In the event of the death of a Non-Employee Director, the shares of Common Stock issuable in respect of such Non-Employee Director's Phantom Shares shall be issued to the beneficiary previously designated in writing to the Committee by the Non-Employee Director or, if none has been designated, to his or her heirs or legal representatives in accordance with law.

     (b) Change in Control.  For purposes of the Plan, a "Change in Control"
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shall be deemed to have taken place upon the occurrence of any of the following:

         (i) The Company acquires actual knowledge that any Person other than the Company, a subsidiary of the Company or any employee benefit plan(s) sponsored by the Company has acquired the Beneficial Ownership, directly or indirectly, of securities of the Company entitling such Person to 25% or more of the Voting Power of the Company;

         (ii)(A) A Tender Offer is made to acquire securities of the Company entitling the holders thereof to 50% or more of the Voting Power of the Company; or (B) Voting Shares are first purchased pursuant to any other Tender Offer;

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         (iii) At any time less than 60% of the members of the Board of
     Directors shall be individuals who were either (A) directors on the effective date of the Plan or (B) individuals whose election, or nomination for election, was approved by a vote (including a vote approving a merger or other agreement providing for the membership of such individuals on the Board of Directors) of a least two-thirds of the directors then still in office who were directors on the effective date of the Plan or who were so approved;

         (iv) The stockholders of the Company shall approve an agreement or plan providing for the Company to be merged, consolidated or otherwise combined with, or for all or substantially all its assets or stock to be acquired by, another entity, as a consequence of which the former stockholders of the Company will own, immediately after such merger, consolidation, combination or acquisition, less than a majority of the Voting Power of such surviving or acquiring entity or the parent thereof; or

         (v) The stockholders of the Company shall approve any liquidation of all or substantially all of the assets of the Company or any distribution to security holders of assets of the Company having a value equal to 30% or more or the total value of all the assets of the Company.

     For purposes of this Section 6(b), the following terms shall have the following meanings:

         (1) The term "Person" shall be used as that term is used in Section 13(d) and 14(d) of the 1934 Act (and shall include a "group," as used therein).

         (2) "Beneficial Ownership" shall be determined as provided in Rule 13d-3 under the 1934 Act as in effect on the effective date of the Plan.

         (3) "Voting Shares" shall mean all securities of a company entitling the holders thereof to vote in an annual election of directors (without consideration of the rights of any class of stock other than the Common Stock to elect directors by a separate class vote); and a specified percentage of "Voting Power" of a company shall mean such number of the Voting Shares as shall enable the holders thereof to cast such percentage of all the votes which could be cast in an annual election of directors (without consideration of the rights of any class of stock other than the Common Stock to elect directors by a separate class vote).

         (4) "Tender Offer" shall mean a tender offer or exchange offer to acquire securities of the Company (other than such an offer made by the Company or any subsidiary), whether or not such offer is approved or opposed by the Board.

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     SECTION 7.  PLAN AMENDMENT, MODIFICATION AND TERMINATION.  The right to
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amend the Plan at any time and from time to time and the right to terminate the
Plan at any time are hereby specifically reserved to the Board of Directors; provided always that no such termination shall terminate any outstanding Phantom Shares; and provided further that no amendment of the Plan shall (a) be made without stockholder approval if the Company, on the advice of counsel, determines that stockholder approval is necessary or desirable or if stockholder approval of the amendment is at the time required for Phantom Shares and shares of Common Stock issuable under the Plan to qualify for the exemption from
Section 16(b) of the 1934 Act provided by Rule l6b-3 or by the rules of the New York Stock Exchange or any other stock exchange or stock market on which the Common Stock may then be listed, or (b) cause Phantom Shares and shares of Common Stock issuable under the Plan not to qualify for the exemption provided by Rule l6b-3. No amendment or termination of the Plan shall, without the written consent of the holder of a Phantom Share theretofore issued under the Plan, adversely affect the rights of such holder with respect thereto.

     Notwithstanding anything contained in the preceding paragraph or any other provision of the Plan or any agreement, the Board shall have the power to amend the Plan in any manner deemed necessary or advisable for Phantom Shares and shares of Common Stock issuable under the Plan to qualify for the exemption provided by Rule l6b-3 (or any successor rule relating to exemption from Section 16(b) of the 1934 Act), and any such amendment shall, to the extent deemed necessary or advisable by the Board, be applicable to any outstanding Phantom Shares theretofore issued under the Plan.

     The Plan shall continue in effect until terminated by the Board of Directors. All Phantom Shares issued prior to any termination of the Plan that have not theretofore been converted into shares of Common Stock shall continue to be subject to the terms of the Plan.

     SECTION 8.  PLAN EFFECTIVENESS.  The Plan shall be submitted for approval
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by the stockholders of the Company at the 1996 annual meeting of stockholders.
The Plan shall become effective as of May 1, 1996 upon its approval by the holders of a majority of the shares of Common Stock present, or represented, and entitled to vote at such annual meeting. If the Plan is not so approved, the Plan shall terminate and all actions hereunder shall be null and void.

     SECTION 9.  GENERAL PROVISIONS.
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     (a) No Continuing Right as Director.  Neither the adoption or operation of
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the Plan, nor the Plan itself or any document describing or relating to the
Plan, shall confer upon any Non-Employee Director any right to continue as a director of the Company or interfere in any way with the rights of the shareholders of the Company or the Board of Directors to elect and remove directors.

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     (b) Nature of Phantom Shares.  The Phantom Shares a Non-Employee Director
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elects to receive pursuant to this Plan represent an unfunded and unsecured promise to pay compensation in the form of money or other property in the future, and no provision of this Plan shall be deemed or construed to create a trust fund or security interest of any kind or to grant to a Non-Employee Director an actual interest in any share of Common Stock or other security. Any Phantom Shares credited by the Company to accounts maintained under this Plan are and for all purposes shall continue to be a part of the general unsecured liabilities of the Company, and to the extent that a Non-Employee Director, designated beneficiary, heir or legal representative acquires a right to receive money or other property from the Company pursuant to this Plan, such right shall be no greater than the right of any unsecured general creditor of the Company.

     (c) Binding Effect.  The obligations of the Company under the Plan shall be
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binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company. The terms and conditions of the Plan shall be binding upon each Non-Employee Director and his or her heirs, legatees, distributee and legal representatives.

     (d) No Restriction of Corporate Action.  Nothing contained in the Plan
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shall be construed to prevent the Company from taking any corporate action that is deemed by the Company to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Phantom Share issued or to be issued under the Plan, subject to the express provisions hereof. No Non-Employee Director or other person shall have any claim against the Company or any affiliate of the Company as a result of such action.

     (e) Governing Law.  The provisions of the Plan, and all agreements
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hereunder, shall be governed by and construed in accordance with the laws of the
State of Texas.

     (f) Registration, Listing and Compliance with Law.  The obligation of the
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Company to issue or deliver shares of Common Stock under the Plan shall be subject to (i) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such shares, if deemed necessary or appropriate by counsel for the Company, (ii) the condition that the shares shall have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange, if any, on which the Common Stock may then be listed and (iii) all other applicable laws, regulations, rules and orders which may then be in effect.

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